UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 3, 2015

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54246	56-2637804
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

541 Lawrence Road, Broomall, Pennsylvania		19008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 353-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On March 3, 2015, Alliance Bancorp, Inc. of Pennsylvania (“Alliance”) announced that it entered into an Agreement and Plan of Reorganization (the “Agreement”) with WSFS Financial Corporation (“WSFS”) providing for, among other things, the merger of Alliance with and into WSFS (the “Merger”) and the merger of Greater Delaware Valley Savings Bank d/b/a Alliance Bank, a Pennsylvania-chartered savings bank and a wholly owned subsidiary of Alliance, with and into Wilmington Savings Fund Society, FSB, a federal savings bank and wholly owned subsidiary of WSFS. Under the terms of the Agreement, all shares of Alliance common stock will be exchanged in the aggregate for approximately $26.6 million in cash and 816,151 shares of WSFS common stock. Each stockholder of Alliance will be able to elect to receive, for each of their shares of Alliance Bancorp, Inc. of Pennsylvania common stock, either 0.28955 shares of WSFS common stock or $22.00 in cash. The Merger is subject to customary closing conditions, including regulatory approvals and approval from Alliance’s shareholders.

On March 3, 2015, WSFS and Alliance issued a joint press release announcing the signing of the Agreement. A copy of the joint press release announcing the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Alliance also sent a letter to employees and prepared talking points on the Merger which are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

Forward-Looking Statement Disclaimer

This communication contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS’ and Alliance’s predictions or expectations of future business or financial performance as well as their respective goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements are based on various assumptions (some of which may be beyond Alliance’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated.

In addition to factors previously disclosed in WSFS’ and Alliance’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Alliance shareholders on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Alliance business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of WSFS products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

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Important Additional Information and Where to Find It

In connection with the proposed merger, WSFS will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Alliance and a prospectus of WSFS, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF ALLIANCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about WSFS and Alliance, may be obtained at the SEC’s Internet site (http://www.sec.gov) when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from WSFS at www.wsfsbank.com under the heading “About WSFS” and then under the heading “Investor Relations” and then under “SEC Filings” or from Alliance by accessing Alliance’s website at www.allianceanytime.com under the heading “Stockholder Information” and then under “Corporate and Market Information”. Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to WSFS Financial Corporation, WSFS Bank Center, 500 Delaware Avenue, Wilmington, Delaware 19801, Attention: Corporate Secretary, Telephone: (302) 792-6000 or to Alliance Bancorp, Inc. of Pennsylvania, 541 Lawrence Road, Broomall, Pennsylvania 19008, Attention: Corporate Secretary, Telephone: (610) 353-2900.

Alliance and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Alliance in connection with the proposed merger. Information about the directors and executive officers of Alliance and their ownership of Alliance common stock is set forth in the proxy statement for Alliance’s 2014 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 19, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

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ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Joint Press Release, dated March 3, 2015
99.2	Letter to Employees
99.3	Talking Points About our Partnership with WSFS Bank

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Date: March 3, 2015	By:	/s/Peter J. Meier
Peter J. Meier
Executive Vice President and
Chief Financial Officer

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